UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              Date of report (date of earliest event reported): August 27, 2002

FIRST INTERSTATE BANCSYSTEM, INC.
___________________________________________________________
(Exact name of registrant as specified in its charter)

Montana	33-64304	81-0331430

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification No.)

401 North 31st Street, Billings, MT
___________________________________________________________
(Address of principal executive offices)

(406) 255-5390
___________________________________________________________
(Registrant’s telephone number, including area code)

Not Applicable
___________________________________________________________
(Former name or former address, if changed since last report)

Item 1. Not Applicable.

Item 2. Not Applicable.

Item 3. Not Applicable.

Item 4. Not Applicable.

Item 5. Other Events and Regulation FD Disclosure.

On August 27, 2002, First Interstate BancSystem, Inc. announced it has reached an agreement to purchase United States National Bank of Red Lodge. United States National Bank of Red Lodge has total assets of approximately $46 million.

A copy of the press release announcing the purchase is attached as Exhibit 99 to this Current Report on Form 8-K.

Item 6. Not Applicable.

Item 7. Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibit 99 — Press release announcing purchase of United States National Bank of Red Lodge by First Interstate BancSystem, Inc.

Item 8. Not Applicable.

Item 9. Not Applicable.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2002

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ THOMAS W. SCOTT Thomas W. Scott Chief Executive Officer

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